                                                                  EXHIBIT 10.11

                                  CONFIDENTIAL

                     MEMORANDUM OF MATERIAL SETTLEMENT TERMS
                                 AUGUST 9, 1995

               The parties specified below hereby agree to a settlement, the material terms of which are summarized in this Memorandum of Material Settlement Terms ("Settlement Memorandum"). The parties shall be bound by this Settlement Memorandum, notwithstanding that more complete documentation is expected to follow, including, among other documents, a comprehensive settlement agreement ("Settlement Agreement").

               1. Parties. The parties ("Settling Parties") executing this settlement are certain of the parties in the actions entitled Abraham, et al. v. Norcal Waste Systems, Inc., et al., Civil Actions Nos. C94 2730 (CAL) (the "2730 Action") and/or C94 3076 (CAL) (the "3076 Action") currently pending in the United States District Court for the Northern District of California (collectively, the "Actions"), namely: (a) Defendant Norcal Waste Systems, Inc. ("Norcal"); (b) Defendant Norcal Waste Systems, Inc. Employee Stock Ownership Plan & Trust ("Norcal ESOP") (Norcal and the Norcal ESOP are collectively the "Norcal Defendants"); (c) the Plaintiffs in either or both of the Actions who are holders of certain notes issued by the Norcal ESOP ("Notes") and execute this Settlement Memorandum in accordance with paragraph 19; and (d) certain other holders of Notes who are not named Plaintiffs in the Actions, but who choose to join with Settling Plaintiffs and who execute this Settlement Memorandum. (The persons identified in (c) and (d) are hereafter referred to as "Settling Plaintiffs.")

               The remaining Defendants in either or both of the Actions are:
Michael J. Sangiacomo, John B. Molinari, Manuel C. Conte, Peter Gardella, John DeMartini, Fiore Garbarino, Leroy Moretti, Robert L. Anderson, Archie Humphrey, and James Paye (collectively, the "Individual Defendants"); and Chase Manhattan Bank, Bank of California, California Federal Bank, Bank of America and Security Pacific National Bank (collectively, the "Bank Defendants"). The Norcal Defendants, the Individual Defendants and the Bank Defendants (collectively, the "Released Defendants"), as well as certain entities and individuals that are not Defendants in the Actions (which, together with the Released Defendants, constitute the Released Parties as defined in paragraph 6), are receiving releases as described in paragraph 6, which releases for Defendants Security Pacific National Bank and Bank of America (collectively, the "Security Pacific Defendants"), and U.S. Trust Company of New York and its past or present counsel (collectively, "U.S. Trust") exclude the Excluded Claims as defined and specified in paragraph 7 against Security Pacific National Bank in its capacity as indenture trustee ("Indenture Trustee") under that certain indenture governing the Notes dated as of December 19, 1986 and as amended (the "ESOP Indenture"), Bank of America as successor to Security Pacific National Bank in that capacity, and U.S. Trust in the capacity of Indenture Trustee and its counsel. The Settling Parties agree that those Released Parties that are not Settling Parties and are not signatories to this Settlement Memorandum are intended beneficiaries of the settlement and that this settlement is made expressly for their benefit and on their behalf and is enforceable by each of them to protect their rights under this agreement as Released Parties; and Settling Parties intend this settlement and the releases to extend fully to those non-signing Released Parties as provided herein.

               2. Statement of Purpose. Plaintiffs claim in the Actions, among other things, that they are owed the principal amounts of the Notes plus accrued and unpaid interest, together with consequential damages in an amount to be proven, plus other related damages, and have sought compensatory and punitive damages with respect to claims for fraud, fraudulent concealment, negligent misrepresentation, constructive fraud, breach of fiduciary duty, negligence, breach of contract (third-party beneficiary), breach of indenture, tortious breach of implied covenant, breach of implied contract, tortious interference with contract, unjust enrichment, money due on notes and violation of ERISA, including personal injury tort claims. The Released Defendants deny Plaintiffs' claims and have asserted in the Actions various defenses, including without limitation that the statutes of limitations bar Plaintiffs' recovery in the Actions.

               Due to the advanced age of most of the Plaintiffs, the risks of litigation, including establishing their claims and overcoming the Released Defendants' assertion of various defenses such as the statute of limitations, plus the uncertainties of collection from the Norcal Defendants of the amounts claimed to be owed on the Notes and on the other claims, Plaintiffs enter into this compromise. The Norcal Defendants, denying wrongdoing of any kind whatsoever, enter into this agreement to resolve Plaintiffs' claims against them and the Released Parties as specified herein; and the consideration given to Settling Plaintiffs pursuant to this agreement is expressly intended also to discharge and extinguish any liability of those Released Parties.

               3. Cancellation of Notes; Continuation of Health and Welfare Benefits. On the Effective Date as defined in paragraph 20, and upon delivery of the Note Settlement Payment and the Additional Note Payment as provided in paragraph 4, Settling Plaintiffs' Notes shall be satisfied in full and will be cancelled, and all rights of any kind under such Notes shall be extinguished, including without limitation any right to receive payment under such Notes.

The Settling Parties intend that the satisfaction, extinguishment and cancellation of Settling Plaintiffs' Notes shall in no way prohibit Settling Plaintiffs from proceeding against the Security Pacific Defendants or U.S. Trust on the Excluded Claims as defined and specified in paragraph 7, and such cancellation shall not be construed or interpreted as an indirect release of the Security Pacific Defendants or U.S Trust with respect to such Excluded Claims. Following the Effective Date, none of the Norcal Defendants shall have any obligations whatsoever with respect to Settling Plaintiffs' Notes.

               Prior to the Effective Date, Settling Plaintiffs shall deliver their Notes to an agent designated by the Norcal Defendants (the "Agent") and shall authorize the Agent to execute a legend to be placed on the face of the Notes, no earlier than the Effective Date, confirming that the Notes have been satisfied in full and cancelled as of the Effective Date. On the Effective Date, the Agent shall deliver the Notes with all appropriate endorsements and legends to the Norcal ESOP or its designee for cancellation on the Norcal ESOP's books.

               Notwithstanding the foregoing, Norcal will continue to provide post-retirement health and welfare benefits to certain former employees, their spouses and dependents pursuant to, and in accordance with, the transactions in 1986 with respect to which the Notes were issued and the applicable employee benefit plan was adopted for the benefit of those Settling Plaintiffs who were (or whose spouses were) active employees of Norcal or its affiliates on October 1, 1986; provided, however, that such post-retirement health and welfare benefits shall in no event be provided after the earlier of (i) the date on which the Settling Plaintiffs resolve their dispute against the Security Pacific Defendants with respect to the Security Pacific Excluded Claims, whether by settlement, dismissal, judgment or otherwise and (ii) October 1, 2000. Norcal agrees that it will continue to treat the payment of such health and welfare benefits as an employee benefit excludable from gross income of the recipient unless and until required to do otherwise by the Internal Revenue Service.

               4. Cash Consideration. Each of the Settling Plaintiffs will receive cash consideration from the Norcal Defendants as follows:

               (i) The Norcal ESOP will pay each Settling Plaintiff an amount equal to the product obtained by multiplying $210,359 by a fraction, the numerator of which is the principal balance of the full or fractional Note held by such Settling Plaintiff and the denominator of which is $234,359 (the "Note Settlement Payment"); and

               (ii) The Norcal ESOP will pay each Settling Plaintiff an additional payment equal to the product obtained by multiplying $1,200,000 by a fraction, the numerator of which is the principal balance of the full or fractional Note held by such Settling Plaintiff and the denominator of which is the aggregate principal balance of all Notes held by all Settling Plaintiffs (the "Additional Note Payment"); and

               (iii) In settlement of personal injury tort claims, Norcal will pay each Settling Plaintiff an amount equal to the product obtained by multiplying $24,000 by a fraction, the numerator of which is the principal balance of the full or fractional Note held by such Settling Plaintiff and the denominator of which is $234,359 (the "Personal Injury Settlement Payment").

               The Note Settlement Payments and the Additional Note Payments shall be delivered to the Agent, and the Personal Injury Settlement Payments shall be delivered to the undersigned Plaintiffs' counsel, within two business days following the funding of the financing described in paragraph 13.A and the satisfaction and/or waiver of all Conditions To Settlement described in paragraph 13, for payment to those Settling Plaintiffs who timely deliver their Notes in accordance with paragraph 3.

               In addition, on the earlier of (a) the fifth anniversary of the Effective Date and (b) final resolution of all claims by Settling Plaintiffs against the Security Pacific Defendants and any and all claims by Settling Plaintiffs against U.S. Trust, Norcal will deposit $500,000 in the aggregate into the Escrow Account established pursuant to paragraph 12; provided that such amount shall be reduced by the aggregate amount of reasonable attorney's fees and related defense costs as to which Norcal or the Norcal ESOP is contractually obligated to provide indemnification and/or reimbursement that have been reasonably incurred and paid after September 30, 1995 by Indemnified Norcal Parties (as defined in paragraph 8, but exclusive of the Norcal Defendants) with respect to the defense of claims (including without limitation third-party claims and cross-claims) caused by, arising out of, related to or in connection with Settling Plaintiffs' pursuit of the Excluded Claims (the "Deferred Settlement Payment"). The Norcal Defendants shall provide relevant documentation to the undersigned Plaintiffs' counsel regarding any such payments on a timely basis. Any dispute over the amount of the Deferred Settlement Payment shall be submitted to arbitration pursuant to paragraph 16.

               5. Dismissal. On the Effective Date, Plaintiffs shall dismiss with prejudice the 2730 Action in its entirety, and Plaintiffs shall dismiss with prejudice the 3076 Action against all Defendants, with the exception of (i) the Security Pacific Excluded Claims in the 3076 Action as defined and specified in paragraph 7 against the Security Pacific Defendants only and (ii) if Plaintiffs name U.S. Trust as Defendant in the 3076 Action, the U.S. Trust Excluded Claims as defined and specified in paragraph 7 against U.S. Trust. During the period between (a) the execution of this Settlement Memorandum by the Norcal Defendants and the undersigned Plaintiffs' counsel, and (b) the first to occur of the Effective Date or the termination of this agreement, Plaintiffs and the undersigned Plaintiffs' counsel shall not (i) prosecute in any way or seek any discovery in the 2730 Action, (ii) pursue any claims in the 3076 Action against any of the Released Parties except against the Security Pacific Defendants and U.S. Trust (if Plaintiffs name U.S. Trust as Defendant in that Action) solely with respect to the Excluded Claims, or (iii) seek any discovery from the Released Parties in the 3076 Action except against the Security Pacific Defendants and U.S. Trust (if Plaintiffs name U.S. Trust as Defendant in that Action) solely with respect to the Excluded Claims, other than third party discovery reasonably calculated to lead to the discovery of admissible evidence with respect to the Excluded Claims.

               6. Release of Plaintiffs' Claims. All Settling Plaintiffs release all Released Parties as defined below in this paragraph, including without limitation the Security Pacific Defendants and U.S. Trust subject only to the Excluded Claims as defined and specified in paragraph 7, from any and all of the following (the "Released Claims"): any and all claims, rights, demands, actions, causes of action, suits, debts, liens, contracts, liabilities, agreements, obligations, damages, costs, expenses, compensation or losses of any kind whatsoever, whether based on tort, contract, statutory, or other theory of recovery, whether based on state or federal law, and whether for compensatory, punitive, statutory, equitable or other form of relief, except for the Excluded Claims and the obligations of the Settling Parties under this agreement, that exist, existed or may exist up to and including the Effective Date as defined in paragraph 20, against any one or more of the Released Parties and that:

               (i) are based upon, arise out of, concern, are connected with or in any way relate to any act, failure to act, omission, misrepresentation, fact, event, transaction or occurrence that has been alleged, embraced or otherwise referred to in any of the complaints or amended complaints filed or served in the Actions, including but not limited to the First Amended Complaints; or

               (ii) are based upon, arise out of, concern, are connected with or in any way relate to the Notes, including without limitation the default in payments thereunder, or the ESOP Indenture; or

               (iii) could have been brought by or on behalf of any Settling Plaintiff based on, arising out of, concerning, in connection with or in any way relating to such Settling Plaintiff's capacity or status as a past or present holder of a Note, or a former shareholder, officer or director of Norcal Solid Waste Systems, Inc.

               The Released Claims include all such known and unknown claims through the Effective Date, and Settling Plaintiffs expressly waive any protections afforded by California Civil Code section 1542, which provides that "[a] general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor," and any statutory, common law, or other doctrines of similar force and effect of any jurisdiction, under state or federal law, including without limitation the provisions of 15 U.S.C. Section 78cc(a).

               Settling Plaintiffs' releases extend to:

               (a)    the Released Defendants;

               (b) all present and former Trustees under the ESOP Indenture with the exception of the Excluded Claims against the Security Pacific Defendants and U.S. Trust;

               (c) all present and former lenders or creditors of Norcal or the Norcal ESOP;

               (d) all present and former trustees of the Norcal ESOP or any of its predecessors;

               (e) any person or entity involved in any of the events alleged in the Actions with the exception of the Excluded Claims against the Security Pacific Defendants and U.S. Trust;

               (f) all past and present officers, directors, employees, agents, insurers, shareholders, attorneys, advisers, representatives, partners, affiliates, parents, subsidiaries, joint venturers, consultants, independent contractors, related companies and divisions, and ESOP administrative committee members, of any of the entities or persons described in (a)-(e); and

               (g) any and all predecessors, successors, successors in interest, heirs or assigns of the foregoing.

The persons and entities described and referred to in (a)-(g) are collectively, "Released Parties."

               7. Excluded Claims Against The Indenture Trustee Parties. Settling Plaintiffs' release of the Indenture Trustee Parties (as defined in paragraph 8.A) set out in paragraph 6 extends to all claims against those Indenture Trustee Parties except for the Excluded Claims. Settling Plaintiffs do not release, are not required to dismiss and may proceed upon the Excluded Claims which are defined as follows:

               (i) all claims, including without limitation the claims in the First Amended Complaint in the 3076 Action, that Settling Plaintiffs have or may have against the Security Pacific Defendants arising from or based on the Security Pacific Defendants' roles or capacities as Indenture Trustee or successor thereto, but only insofar as those claims do not seek damages or relief for which any Norcal Defendant has any obligation to provide indemnification to or hold harmless, in whole or in part, any Indenture Trustee Party under Section 8.07(3) of the ESOP Indenture (the "Security Pacific Excluded Claims").

               (ii) all claims that Settling Plaintiffs may have against U.S. Trust arising from their role or capacity as Indenture Trustee or counsel thereto, but only insofar as those claims do not seek damages or relief for which any Norcal Defendant has any obligation to provide indemnification to or hold harmless, in whole or in part, any Indenture Trustee Party under Section 8.07(3) of the ESOP Indenture (the "U.S. Trust Excluded Claims") (the Security Pacific Excluded Claims and the U.S. Trust Excluded Claims are collectively, the "Excluded Claims").

               Settling Plaintiffs have released pursuant to paragraph 6 and waive any right to recovery on, and the Excluded Claims do not include:

               (a) all claims by Settling Plaintiffs against any of the Indenture Trustee Parties in any capacity other than Security Pacific National Bank's capacity as Indenture Trustee, Bank of America's capacity as successor to Security Pacific National Bank as Indenture Trustee, and U.S. Trust's capacity as Indenture Trustee or counsel thereto, including without limitation all claims against Security Pacific National Bank and Bank of America in their roles as lenders, Bank of America's role as financial adviser and agent, and Security Pacific National Bank's role as exchange agent in any of the transactions at issue in the Actions; and

               (b) all claims by Settling Plaintiffs against the Security Pacific Defendants and U.S. Trust insofar as such claims seek damages or relief for which any Norcal Defendant is obligated to provide indemnification to or hold harmless, in whole or in part, any Indenture Trustee Party under Section 8.07(3) of the ESOP Indenture.

Nothing in this paragraph 7 shall preclude Settling Plaintiffs from seeking discovery or introducing evidence at trial in the legitimate pursuit of the

Excluded Claims with respect to the other roles played by Security Pacific National Bank as identified in (a) above.

               8.     Indemnity.

        A.     Settling Plaintiffs agree to indemnify and hold harmless:

               (i)  the Norcal Defendants and their predecessors or successors;

               (ii) the law firms and financial advisors that represent the Norcal Defendants in connection with this settlement; and

               (iii) the past and present officers, directors, ESOP Administrative Committee members, trustees of the Norcal ESOP, employees, shareholders, affiliates, and subsidiaries of any person or entity described and referred to in (i) and (ii) (the persons and entities described in (i), (ii) and (iii) are collectively, the "Indemnified Norcal Parties")

against the following "Indemnified Claims:" any and all claims, rights, demands, actions, causes of action, suits, debts, liens, contracts, liabilities, agreements, obligations, damages, costs, expenses, compensation or losses of any kind whatsoever whether based on tort, contract, statutory, or other theory of recovery, whether based on state or federal law, and whether for compensatory, punitive, statutory, equitable or other form of relief, including without limitation for reasonable attorney's fees, expert witness fees and costs (other than attorney's fees and costs incurred by the Norcal Defendants in defense of claims brought against them in connection with Settling Plaintiffs' pursuit of the Excluded Claims), made against any of the Indemnified Norcal Parties by

               (a) any Released Party; or

               (b) Bank of America or Security Pacific National Bank or any of their past and present officers, directors, employees, agents, insurers, shareholders, attorneys, advisers, representatives, partners, affiliates, parents, subsidiaries, joint venturers, consultants, independent contractors, related companies and divisions, and each of such person's predecessors, successors, successors in interest, heirs or assigns ("Security Pacific Parties"); or

               (c) U.S. Trust Company of New York or its past or present counsel; any of the past and present officers, directors, employees, agents, insurers, shareholders, attorneys, advisers, representatives, partners, affiliates, parents, subsidiaries, joint venturers, consultants, independent contractors, related companies and divisions of U.S Trust Company of New York or its past or present counsel; and each of the foregoing person's or entity's predecessors, successors, successors in interest, heirs or assigns ("U.S. Trust Parties") (the Security Pacific Parties and the U.S. Trust Parties are collectively, the "Indenture Trustee Parties")

caused by, arising out of, related to, or in connection with the Excluded Claims or any other action by any Settling Plaintiff against any Indenture Trustee Party, including without limitation any such claim by any Indenture Trustee Party against any Indemnified Norcal Party for equitable comparative contribution or partial or comparative indemnity based on comparative negligence or comparative fault, or for contractual indemnity pursuant to Section 8.07(3) of the ESOP Indenture, and any such claim by any Released Party against any Indemnified Norcal Party for equitable comparative contribution or partial or comparative indemnity based on comparative negligence or comparative fault or for contractual indemnity; provided that Settling Plaintiffs shall have no obligation to indemnify or hold harmless any Indemnified Norcal Party (i) in connection with any claim against any Indemnified Norcal Party for contractual indemnification pursuant to an indemnity agreement or undertaking that is not an Accepted Indemnity Agreement pursuant to the provisions of paragraph 14A or (ii) for attorney's fees and costs incurred prior to September 30, 1995.

        B. Settling Plaintiffs agree that any judgment against, settlement by, or other amounts due from any Indemnified Norcal Party with respect to any Indemnified Claim, including without limitation costs, expert witness fees and/or attorney's fees incurred after September 30, 1995 by the Norcal Defendants, shall be paid from the Escrow Account, as defined and specified in paragraph 12, except to the extent such amounts have been applied to reduce the Deferred Settlement Payment. No Settling Plaintiff shall be personally liable beyond such Settling Plaintiff's interest in, or distribution from, the Escrow Account for any amounts due to the Indemnified Norcal Parties pursuant to the provisions of paragraph 8.A, 8.B or 8.C.

        C. The Indemnified Norcal Parties, and each of them, have the sole and exclusive right to control their own defense and to settle any Indemnified Claim brought against them, which right they will exercise in good faith in light of Settling Plaintiffs' indemnity obligations set forth herein. Notwithstanding the foregoing, the Norcal Defendants agree that they will not settle any Indemnified Claim brought or asserted against them without the prior written consent of the undersigned Plaintiffs' counsel, which consent shall not be unreasonably withheld or delayed; provided that such consent shall not be necessary to the extent that the Norcal Defendants waive their right to receive indemnity pursuant to this paragraph 8 with respect to such Indemnified Claim. If at any time (i) such consent from undersigned Plaintiffs' counsel is timely sought in writing with respect to a bona fide settlement offer (a "Proposed Settlement Offer") and such consent is withheld or not timely given, and (ii) such Indemnified Claim is ultimately resolved, whether by judgment, settlement or otherwise, on terms that are not more favorable to the Norcal Defendants than the Proposed Settlement Offer, then Settling Plaintiffs shall also reimburse the Norcal Defendants for any attorney's fees, expert witness fees and/or costs incurred by the Norcal Defendants after the date that such consent with respect to the Proposed Settlement Offer was denied or not timely given. Any amounts due the Norcal Defendants under this paragraph 8.C shall be paid from the Escrow Account as defined in paragraph 12.

        D. The Settling Parties will cooperate in bringing a declaratory relief or other action regarding the enforceability and scope of any indemnity, contribution, or other obligation or liability of any Released Party as may be reasonably necessary to contest or resolve fully and finally any claim for defense, indemnification, contribution and/or liability made by any Indenture Trustee Party against any Released Party. If Settling Plaintiffs pursue any Excluded Claim, and if any Indenture Trustee Party asserts or makes any Indemnified Claim against any Indemnified Norcal Party, Settling Plaintiffs agree, upon the written request of the Norcal Defendants, to seek a specific judicial finding that no Indemnified Norcal Party is obligated to provide indemnification to or hold harmless any Indenture Trustee Party, in whole or in part, under Section 8.07(3) of the ESOP Indenture or any other Accepted Indemnity Agreement as defined in paragraph 14A that purports to provide indemnification protection in whole or in part to an Indenture Trustee Party, arising from, in connection with, or related to the Excluded Claims. The Settling Parties will use their best efforts to obtain a resolution of any such action at the earliest practicable date. Each Settling Party shall bear its own costs, expert witness fees and attorney's fees in connection with any such action.

        E. Settling Plaintiffs shall not be required to provide indemnification with respect to any losses or damages suffered by an Indemnified Norcal Party to the extent such loss or damage is already taken into account as a reduction to the Deferred Settlement Payment payable by Norcal, as provided in paragraph 4.

               9. Release of Claims Against Settling Plaintiffs. The Norcal Defendants shall release Settling Plaintiffs and the undersigned Plaintiffs' counsel from any claims relating to the Actions brought by the Settling Plaintiffs, including without limitation claims for malicious prosecution and/or abuse of process or any other claims arising out of the institution, prosecution, assertion or resolution of the Actions. The Norcal Defendants shall use their best efforts to obtain equivalent releases from each Released Defendant that is not a Party to this settlement other than the Security Pacific Defendants.

               10.    Covenant Not To Sue; Settlement of Excluded Claims.

        A. From and after the date this Settlement Memorandum is executed by the Norcal Defendants and the undersigned Plaintiffs' counsel, Settling Plaintiffs, and each of them, on behalf of himself, herself or itself, and his, her or its heirs, successors, assigns, attorneys, executors, and agents of any kind, covenant not to initiate or pursue further in any way any lawsuit, administrative proceeding, or other legal action against any Released Party with respect to any Released Claim, provided that the failure to dismiss the Actions prior to the Effective Date shall not be a violation of this subparagraph 10.A. The Released Parties shall be entitled to reasonable attorney's fees, expert witness fees and costs of defense from any Settling Plaintiff who brings or maintains such an action.

        B. Settling Plaintiffs agree to act in good faith to include in any settlement agreement entered into by any Settling Plaintiff with respect to any of the Excluded Claims a provision that no Indemnified Norcal Party has any liability to and is not obligated to indemnify, provide contribution to or otherwise defend or reimburse any Indenture Trustee Party, in whole or in part, arising from, in connection with, or related to the Excluded Claims.

               11. Representations And Warranties. In connection with this Settlement Memorandum, Settling Plaintiffs represent and warrant that:

               (i) Settling Plaintiffs have been represented by counsel both in the Actions and in settlement discussions;

               (ii) in conjunction with the assistance of legal counsel and such other advisors as they deem prudent, Settling Plaintiffs have performed such investigation regarding the existence and merits of their claims as they deem necessary in order to enter into this settlement, fully aware that they have had no formal discovery in the Actions;

               (iii) in entering into this Settlement Memorandum Settling Plaintiffs are relying solely upon such investigation and advice, and not on representations, omissions or assumptions, stated or unstated, by the Norcal Defendants or the Released Parties or their counsel or advisors (except as expressly stated in this Settlement Memorandum), and Settling Plaintiffs expressly waive and disclaim any such reliance; and

               (iv) Settling Plaintiffs are aware that the facts and/or the law relating to the Parties and/or their disputes, including without limitation the matters asserted in the Actions, may be different from those which Settling Plaintiffs now believe to be true, and Settling Plaintiffs expressly assume this risk.

               In connection with this Settlement Memorandum, the Norcal Defendants represent and warrant that:

               (a) the Norcal Defendants have been represented by counsel both in the Actions and in settlement discussions;

               (b) in entering into this Settlement Memorandum, the Norcal Defendants are not relying upon any representations, omissions or assumptions, stated or unstated, by the Settling Plaintiffs or their counsel or advisors (except as expressly stated in this Settlement Memorandum), and the Norcal Defendants expressly waive and disclaim any such reliance;

               (c) the Norcal Defendants are not currently aware of any statute, ordinance, rule or regulation that has been proposed or enacted that would be reasonably likely to prohibit, restrict or delay consummation of the settlement or make the settlement impracticable; and

               (d) the Norcal Defendants are aware that the facts and/or the law relating to the Parties and/or their disputes, including without limitation the matters asserted in the Actions, may be different from those which the Norcal Defendants now believe to be true, and the Norcal Defendants expressly assume this risk.

               12.    Escrow Account.

        A. An interest-bearing escrow account (the "Escrow Account") shall be created in which the following funds shall be deposited: the Deferred Settlement Payment and any funds recovered by, or on behalf of, any Settling Plaintiff from any Indenture Trustee Party, by settlement, judgment or otherwise, arising out of, relating to or in connection with the Excluded Claims. The undersigned Plaintiffs' counsel may act as escrow agent for the Escrow Account.

        B. Any funds deposited in the Escrow Account shall be invested only in instruments backed by the full faith and credit of the United States Government or an agency or instrumentality thereof, or fully insured by the United States Government or an agency or instrumentality thereof.

        C. The costs and expenses of maintaining the Escrow Account shall be paid from the escrowed funds. The Settling Parties will execute mutually agreeable escrow instructions with respect to the escrowed funds, with such instructions to be determined by arbitration if the parties cannot agree.

        D. Any funds deposited in the Escrow Account shall be deemed and considered to be custodia legis of the Court in the Actions, and shall remain subject to the jurisdiction of the Court, until such funds have been distributed in accordance with the terms of this Settlement Memorandum. The Court shall retain such jurisdiction as is necessary to enforce compliance with the Settling Parties' agreements with respect to the Escrow Account. The Settling Parties agree that the Norcal Defendants shall have the right, in their sole discretion, to intervene in any litigation regarding the Escrow Account.

        E. The Escrow Agent shall timely pay any amounts due the Indemnified Norcal Parties from the Escrow Account pursuant to the provisions of paragraph 8.

        F. Any funds deposited in the Escrow Account that are not otherwise required to be paid to the Indemnified Norcal Parties shall be held and invested in that account and not disbursed to the Settling Plaintiffs until the later of
(i) the final resolution of all Indemnified Claims against the Indemnified Norcal Parties and (ii) if no Indemnified Claims have been brought or made against any Indemnified Norcal Parties, then nine months after the date such funds were deposited into the Escrow Account. Notwithstanding the foregoing, no funds shall be distributed to the Settling Plaintiffs any sooner than 30 days after the Norcal Defendants are notified in writing of the amount and date of the proposed distribution by the Escrow Agent, and such proposed distribution shall not be made if the Norcal Defendants deliver to the Escrow Agent prior to the scheduled date of the proposed distribution a certificate of an officer of Norcal to the effect that the amount of funds to be retained in the Escrow Account after giving effect to such distribution might not be sufficient to satisfy Indemnified Claims that are reasonably expected to arise as evidenced by a written demand for indemnification. The Escrow Agent shall give notice to the Norcal Defendants at any time funds are deposited into the Escrow Account.

               13. Conditions To Settlement. This settlement and the Settling Parties' obligations hereunder are expressly contingent upon the occurrence of each of the following events and satisfaction of each of the following conditions, each of which is waivable, in whole or in part, solely by the Norcal Defendants in their exclusive discretion, except for subparagraphs I and L, which are waivable solely by the undersigned Plaintiffs' counsel, and subparagraph B, which is waivable by the Norcal Defendants only with the consent of the undersigned Plaintiffs' counsel:

        A. On or before December 31, 1995, Norcal and/or the Norcal ESOP will have secured proceeds of financing, net of all applicable costs and fees, in an amount in excess of $190,000,000, on terms acceptable to Norcal and the Norcal ESOP in their sole and exclusive discretion.

        B. The Court in the Actions will have entered a final order finding that this settlement is fair and in good faith under any and all applicable legal standards, including without limitation California Code of Civil Procedure sections 877 and 877.6 and federal statutory or common law; and ordering that claims for equitable comparative contribution, or partial or comparative indemnity, based on comparative negligence or comparative fault, by any other purported joint tortfeasor, including without limitation the Security Pacific Defendants, are barred against all Released Defendants.

        C. No government agency will have instituted or threatened any action or proceeding before any court or administrative agency challenging the settlement.

        D. No statute, ordinance, rule or regulation will have been proposed or enacted that would, in the sole and reasonable judgment of the Norcal Defendants, be reasonably likely to prohibit, restrict or delay consummation of the settlement or make the settlement impracticable.

        E.     No force majeure will have occurred.

        F. No litigation or other action will have been instituted or threatened challenging this settlement, other than (i) any challenges to the motion to determine that this settlement is fair and in good faith as provided in paragraph 13.B and (ii) any threatened or instituted litigation that if successful would not have a material adverse effect on the Norcal Defendants.

        G. The Settlement Agreement and satisfaction of all conditions will comply with all laws and regulations.

        H. Each Released Defendant except the Norcal Defendants and the Security Pacific Defendants will have released every other Released Defendant except the Norcal Defendants and the Security Pacific Defendants with respect to the Actions. (It is anticipated that the Norcal Defendants and the other Released Defendants will execute separate release agreements among themselves.) The Norcal Defendants will provide copies of any such releases to the undersigned Plaintiffs' counsel unless prohibited by the terms of such release.

        I. The cross-complaints filed by certain of the Individual Defendants against certain Plaintiffs ("Cross-Defendants") in the 3076 Action shall have been dismissed with prejudice against any Cross-Defendant who is a Settling Plaintiff.

        J. Each Settling Plaintiff shall have caused to be delivered his, her, or its Note and acceptable proof of ownership to the Agent in accordance with paragraph 3, provided that any Settling Plaintiff who is unable to provide the Note and acceptable proof shall have entered into an agreement to indemnify and hold harmless Norcal and the Norcal ESOP against any and all claims, rights, demands, actions, causes of action, suits, debts, liens, contracts, liabilities, agreements, obligations, damages, costs, expenses, compensation or losses of any kind whatsoever, including without limitation attorney's fees, expert witness fees and costs of defense, whether based on tort, contract, statutory, or other theory of recovery, whether based on state or federal law, and whether for compensatory, punitive, statutory, equitable or other form of relief, arising from, relating to or in connection with any dispute concerning ownership of such Note.

        K. Settling Plaintiffs shall have filed the dismissals of the Actions provided for in paragraph 5, and Settling Plaintiffs shall not have violated the requirements of paragraph 10.

        L. Settling Plaintiffs' counsel shall have received an officer's certificate from and on behalf of Norcal and a certificate of a member of the ESOP Administrative Committee on behalf of the ESOP certifying that such officer or member, after due inquiry, is not currently aware of the existence of any letter or signed opinion from counsel that was provided to, or any certificate of compliance or similar document provided under the ESOP Indenture to, Security Pacific National Bank with respect to the 1987 ESOP merger or the 1990 ESOP merger stating that either of such mergers, if effected, would not trigger the redemption provisions in Section 10-2 of the ESOP Indenture.

               14. Satisfaction of Financing Condition. The Norcal Defendants agree to act in good faith and to proceed with reasonable diligence to attempt to obtain the financing necessary to satisfy the financing condition set forth in paragraph 13.A, consistent with Norcal's duties to the Norcal ESOP and the Norcal ESOP's duties to the Norcal ESOP participants. Settling Plaintiffs have no right of approval, review, or other right of any kind with respect to the procurement or terms of such financing by Norcal and/or the Norcal ESOP. Upon receipt of the financing proceeds described in paragraph 13.A, and subject to the satisfaction or waiver of all conditions set forth in paragraph 13, Norcal agrees to provide sufficient funds to the Norcal ESOP to make the payments provided for in paragraph 4.

               14A. Procedure Regarding Disclosure of Indemnity Agreements. As of the date this Settlement Memorandum is executed by the Norcal Defendants, such Defendants have disclosed to the Settling Plaintiffs the following written agreements: the ESOP Indenture, the Credit Agreement, the First Amended and Restated Credit Agreement, the Second Amended and Restated Credit Agreement; and Settling Plaintiffs have agreed that all of these agreements shall be treated as "Accepted Indemnity Agreements." Within ten days of being provided Schedule 14A or any amended Schedule 14A, specifically identifying any other written agreement or undertaking (and attaching a true and correct copy of any such agreement) pursuant to which any Indemnified Norcal Party may have an obligation to indemnify any Indenture Trustee Party or any other Released Party with respect to costs, losses, liability or damages of any type caused by, arising out of, related to, or in connection with the Excluded Claims, Settling Plaintiffs' counsel shall notify counsel for the Norcal Defendants in writing either (i) that Settling Plaintiffs propose to terminate this agreement, in which case the Norcal Defendants shall have the option of continuing this agreement by notifying Settling Plaintiff's counsel that any agreement or undertaking on Schedule 14A or any amended Schedule 14A (other than any agreement or undertaking the undersigned Plaintiffs' counsel has agreed to treat as an Accepted Indemnity Agreement) shall not be treated as an Accepted Indemnity Agreement for purposes of this agreement; or (ii) that all agreements and undertakings on Schedule 14A or any amended Schedule 14A shall be treated as an Accepted Indemnity Agreement for purposes of this agreement. If Settling Plaintiffs' counsel fails to provide a response within such 10-day period, then their counsel shall be deemed to have elected clause (ii). The provisions of this paragraph 14A shall apply only to agreements and/or undertakings disclosed on Schedule 14A or amended Schedule 14A to the undersigned Plaintiffs' counsel on or before September 30, 1995.

               14B. Motion For Good Faith Determination. Promptly upon execution of the Settlement Agreement, the Norcal Defendants shall move for a determination that this settlement is fair and in good faith under any and all applicable legal standards, including without limitation California Code of Civil Procedure sections 877 and 877.6 and federal statutory or common law, and seeking an order that claims for equitable comparative contribution, or partial or comparative indemnity, based on comparative negligence or comparative fault, by any other purported joint tortfeasor, including without limitation the Security Pacific Defendants, are barred against all Released Defendants. Settling Plaintiffs shall join in and fully support such motion. Each Settling

Party shall bear its own costs, expert witness fees and attorney's fees in connection with such motion. The Settling Parties shall fully support the position that all Released Parties are protected by the good faith settlement determination.

               15. Confidentiality. Information acquired on a confidential basis by the Settling Parties in the process of negotiating and implementing this Settlement Memorandum and any subsequent Settlement Agreement is confidential and is not to be made public. The Settling Parties shall enter into a Confidentiality Agreement and Protective Order that governs such information and the settlement, which shall provide in substance that the Settling Parties shall file under seal any document, exhibit or other information they furnish to the Court in connection with the settlement, unless the Norcal Defendants otherwise consent; and that such confidential information may be disclosed, upon execution of confidentiality agreements, only to (a) Settling Plaintiffs, their spouses, children, executors, probate administrators, attorneys or advisers; (b) the Settling Parties, their spouses, attorneys and financial advisers; (c) court personnel; and (d) other persons determined by the Norcal Defendants to be reasonably necessary or desirable for effectuation of the settlement or otherwise in the Norcal Defendants' discretion. The Norcal Defendants shall be entitled to mandatory or prohibitory temporary injunctive relief to enforce the provisions of this Settlement Memorandum and/or any Settlement Agreement; such relief shall be in addition to any and all other remedies available in law or equity. After the Effective Date, Settling Plaintiffs may disclose the economic terms of this settlement, provided that none of the Settling Plaintiffs or their counsel shall discuss the settlement with the press or other news media without the prior consent of the Norcal Defendants. Notwithstanding any of the foregoing provisions of this paragraph 15, the Norcal Defendants may disclose, or upon request consent to disclosure of, any of the confidential materials described in this paragraph 15.

               16. Arbitration And Attorney's Fees. Any dispute over or alleged breach of this Settlement Memorandum and/or any Settlement Agreement, including without limitation any dispute over its or their enforceability, shall be submitted to binding arbitration under the rules and procedures of the American Arbitration Association from its complex case panel list. The prevailing party in any such arbitration shall be entitled, in addition to provable damages, to its reasonable attorney's fees, expert witness fees and costs.

               17. Cooperation. The Settling Parties agree to cooperate in any further proceedings relating to the Actions and this settlement, including without limitation the preparation of documentation necessary to effectuate this settlement. Settling Plaintiffs and their counsel agree not to cooperate or assist any private person or entity or governmental entity in any future litigation, arbitration, or administrative proceeding of any kind or nature against any of the Released Parties, provided that Settling Plaintiffs may respond to subpoenas, deposition notices and other lawful process in any such proceeding. The Norcal Defendants agree to reasonably cooperate in providing discoverable information reasonably calculated to lead to the discovery of relevant evidence in connection with the Excluded Claims.

               18. Attorney's Fees and Costs. Each Settling Party shall bear his, her or its own attorney's fees and costs in connection with the Actions, this settlement, and the dismissal of the Actions.

               19. Execution By Plaintiffs. The undersigned Plaintiffs' counsel shall exercise its best efforts to obtain signatures to this Settlement Memorandum of all 147 Plaintiffs acknowledging their agreement to the terms of this settlement. The duly authorized representative of any particular Settling Plaintiff acting upon a valid and enforceable power of attorney extending to all matters encompassed in this settlement (including without limitation authorization to execute a settlement agreement regarding the Actions) may execute this Settlement Memorandum on behalf of such Settling Plaintiff. The Norcal Defendants, at their option, may terminate this settlement if all 147 Plaintiffs or their authorized representatives have not executed this Settlement Memorandum on or before August 17, 1995, or such later date as designated by the Norcal Defendants.

               20. Effective Date. The effective date of this settlement ("Effective Date") shall be the date on which the Norcal Defendants deliver the Note Settlement Payments and the Additional Note Payments to the Agent and the Personal Injury Settlement Payments to the undersigned counsel for Plaintiffs.

               21. Choice of Law. This Settlement Memorandum will be subject to, governed by, and construed and enforced pursuant to the laws of the State of California.

               22. Closing Procedures. The parties agree to cooperate with each other, and with the current Indenture Trustee, where appropriate, to establish and implement closing and payment procedures.

               23. Execution In Counterparts. This Settlement Memorandum may be executed in counterparts, each of which will constitute an original, but all of which taken together shall constitute one and the same document. Any party may rely on a faxed signature from the other party or parties, and any party who faxes to the other party or parties a signature page bearing the faxing party's signature does so with the understanding and intent that such faxed signature is equivalent to delivery of an ink-original signature.

               24. Entire Agreement. This Settlement Memorandum constitutes the complete agreement of the parties with respect to the subject matter referred to herein and supersedes all prior or contemporaneous negotiations, promises, covenants, agreement or representations of every nature whatsoever with respect to such subject matter, all of which have been merged and integrated into this Settlement Memorandum.

APPROVED AS TO FORM:

Date: August 9, 1995

                           BRONSON, BRONSON & MCKINNON

                           /s/ Robert C. Gephard
                           ---------------------------
                           ATTORNEYS FOR PLAINTIFFS

Date: August 9, 1995

                           HOWARD, RICE, NEMEROVSKI, CANADY,
                                  FALK & RABKIN
                           A Professional Corporation

                           /s/ Barbara A. Winters
                           ---------------------------------------
                           ATTORNEYS FOR NORCAL WASTE SYSTEMS, INC.

Date: August 9, 1995

                             FARELLA, BRAUN & MARTEL

                             /s/ Deborah C. Ballati
                             ----------------------------------------
                             ATTORNEYS FOR NORCAL WASTE SYSTEMS, INC.
                             EMPLOYEE STOCK OWNERSHIP PLAN & TRUST

DEFENDANTS:

Date: August 9, 1995                          NORCAL WASTE SYSTEMS, INC.

                                              By: /s/ Michael J. Sangiacomo
                                                  -------------------------

Date: August 9, 1995                          NORCAL WASTE SYSTEMS, INC.
                                              EMPLOYEE STOCK OWNERSHIP
                                              PLAN & TRUST

                                              By: /s/ Mark B. Lomele
                                                  ----------------------

PLAINTIFFS:

Date:  8/9, 1995                   By: /s/ Peter Ratto
                                       -----------------------------
                                           Peter Ratto


Date:  8/9, 1995                   By: /s/ Thomas J. Canevari
                                       -----------------------------
                                           Thomas J. Canevari


Date:  Aug 9, 1995                 By: /s/ Bennie Anselmo, Sr.
                                       -----------------------------
                                           Bennie Anselmo, Sr.


Date:  8/9, 1995                   By: /s/ Eugene De Martini
                                       -----------------------------
                                           Eugene De Martini

                                       /s/  Julio Abraham
Date:  August 21, 1995             By: _________________________________
                                            Julio Abraham

                                       /s/  Paul Agazzi
Date:  August 17, 1995             By: _________________________________
                                            Paul Agazzi

                                       /s/  Giuseppe Aiello
Date:  August 18, 1995             By: _________________________________
                                            Giuseppe Aiello

                                       /s/  Bennie Anselmo, Sr.
Date:  July 20, 1995               By: _________________________________
                                            Bennie Anselmo, Sr.

                                       /s/  Thomas Arens
Date:  August 20, 1995             By: _________________________________
                                            Thomas Arens

                                       /s/  Ranato Avanzino
Date:  September 2, 1995           By: _________________________________
                                            Ranato Avanzino

                                       /s/  Lily Baciagalupi
Date:  August 17, 1995             By: _________________________________
                                            Lily Baciagalupi

                                       /s/  Peter Baciagalupi, Jr.
Date:  _______________, 1995       By: _________________________________
                                            Peter Baciagalupi, Jr.

                                       /s/  David E. Ballastrazze
Date:  August 21, 1995             By: _________________________________
                                            David E. Ballastrazze

                                       /s/  Mike Ballestrazze
Date:  August 24, 1995             By: _________________________________
                                            Mike Ballestrazze

                                       /s/  William Bandettini
Date:  August 21, 1995             By: _________________________________
                                            William Bandettini

                                      /s/  Mary Barbieri
Date:  August 18, 1995            By: _________________________________
                                           Mary Barbieri

                                      /s/  John Baroni
Date:  August 18, 1995            By: _________________________________
                                           John Baroni

                                      /s/  Pietro Battilana
Date:  _______________, 1995      By: _________________________________
                                           Pietro Battilana

                                      /s/  Antoinette Bavoso
Date:  August 20, 1995            By: _________________________________
                                           Antoinette Bavoso

                                      /s/  Michael J. Biagini
Date:  August 18, 1995            By: _________________________________
                                           Michael J. Biagini

                                      /s/  William Biondini, Sr.
Date:  August 17, 1995            By: _________________________________
                                           William Biondini, Sr.

                                      /s/  Franklin Bishop
Date:  August 21, 1995            By: _________________________________
                                           Franklin Bishop

                                      /s/  H. Boyd
Date:  _______________, 1995      By: _________________________________
                                           Herbie Boyd

                                      /s/  Madeline Brandi
Date:  August 19, 1995            By: _________________________________
                                           Madeline Brandi

                                      /s/  Paul Brunetta
Date:  August 19, 1995            By: _________________________________
                                           Paul Brunetta

                                      /s/  Natalio Cadematori
Date:  August 31, 1995            By: _________________________________
                                           Natalio Cadematori

                                      /s/  Flavio Calcagno
Date:  August 18, 1995            By: _________________________________
                                           Flavio Calcagno

                                      /s/  Fernando Cambri
Date:  August 18, 1995            By: _________________________________
                                           Fernando Cambri

                                      /s/  Rita Canevari
Date:  August 17, 1995            By: _________________________________
                                           Rita Canevari

                                      /s/  Thomas Canevari
Date:  August 19, 1995            By: _________________________________
                                           Thomas Canevari

                                      /s/  Mrs. Primo Capella
Date:  August 19, 1995            By: _________________________________
                                           Mrs. Primo Capella

                                      /s/  Constantino Caramatti
Date:  _______________, 1995      By: _________________________________
                                           Constantino Caramatti

                                      /s/  Ione Carminati
Date:  August 17, 1995            By: _________________________________
                                           Ione Carminati

                                      /s/  John Caruso
Date:  August 17, 1995            By: _________________________________
                                           John Caruso

                                      /s/  Amy M. Catelli
Date:  _______________, 1995      By: _________________________________
                                           Amy M. Catelli

                                      /s/  Getulio Catena
Date:  August 18, 1995            By: _________________________________
                                           Getulio Catena

                                      /s/  Frank Chappellone
Date:  August 18, 1995            By: _________________________________
                                           Frank Chappellone

                                      /s/  Edward Chiappari
Date:  August 25, 1995            By: _________________________________
                                           Edward Chiappari

                                      /s/  Attilio Chiesa
Date:  August 17, 1995            By: _________________________________
                                           Attilio Chiesa

                                      /s/  Robert J. Zanassi
Date:  August 18, 1995            By: _________________________________
                                           Estate of George Codino

                                      /s/  Quanito Cuneo
Date:  August 22, 1995            By: _________________________________
                                           Quanito Cuneo

                                      /s/  Ugo Cuneo
Date:  August 19, 1995            By: _________________________________
                                           Ugo Cuneo

                                      /s/  Victor D'Agnolo
Date:  August 18, 1995            By: _________________________________
                                           Victor D'Agnolo

                                      /s/  Ray Dal Pogetto
Date:  August 21, 1995            By: _________________________________
                                           Ray Dal Pogetto

                                      /s/  Casimiro Damele
Date:  August 17, 1995            By: _________________________________
                                           Casimiro Damele

                                      /s/  Alfred De Martini
Date:  August 17, 1995            By: _________________________________
                                           Alfred De Martini

                                      /s/  Ann De Martini
Date:  _______________, 1995      By: _________________________________
                                           Ann De Martini

                                      /s/  Eugene De Martini
Date:  August 17, 1995            By: _________________________________
                                           Eugene De Martini

                                      /s/  Gino De Martini
Date:  August 18, 1995            By: _________________________________
                                           Gino De Martini

                                      /s/  Paul De Martini
Date:  August 18, 1995            By: _________________________________
                                           Paul De Martini

                                      /s/  Adolfo Del Carlo
Date:  August 19, 1995            By: _________________________________
                                           Adolfo Del Carlo

                                      /s/  Vince Delfino
Date:  August 21, 1995            By: _________________________________
                                           Vince Delfino

                                      /s/  Lawrence Della Cella
Date:  August 18, 1995            By: _________________________________
                                           Lawrence Della Cella

                                      /s/  Mary Della Cella
Date:  August 19, 1995            By: _________________________________
                                           Mary Della Cella

                                      /s/  Susan Della Cella
Date:  August 18, 1995            By: _________________________________
                                           Susan Della Cella

                                      /s/  Anita Delucchi
Date:  August 25, 1995            By: _________________________________
                                           Anita Delucchi

                                      /s/  Mario Delucchi
Date:  August 25, 1995            By: _________________________________
                                           Mario Delucchi

                                      /s/  Norma Depaoli
Date:  August 18, 1995            By: _________________________________
                                           Norma Depaoli

                                      /s/  Angelo L. Devincenzi
Date:  August 21, 1995            By: _________________________________
                                           Angelo L. Devincenzi

                                      /s/  Gloria Devincenzi
Date:  August 18, 1995            By: _________________________________
                                           Gloria Devincenzi

                                      /s/  James Devincenzi
Date:  August 18, 1995            By: _________________________________
                                           James Devincenzi

                                      /s/  Vicki Duhagon
Date:  August 18, 1995            By: _________________________________
                                           Vicki Duhagon

                                      /s/  B. R. Otani
Date:  August 17, 1995            By: _________________________________
                                           Sumitomo Bank Trustee for the
                                           J.B. Ellis Trust FBO Grandchildren
                                           and FBO Children

                                      /s/  Alipio Fatica
Date:  August 21, 1995            By: _________________________________
                                           Alipio Fatica

                                      /s/  Elmo Fatica
Date:  August 19, 1995            By: _________________________________
                                           Elmo Fatica

                                      /s/  Giobatta Fazio
Date:  August 17, 1995            By: _________________________________
                                           Giobatta Fazio

                                      /s/  Leon Ferguson
Date:  August 30, 1995            By: _________________________________
                                           Leon Ferguson

                                      /s/  Anna Ferrando
Date:  _______________, 1995      By: _________________________________
                                           Anna Ferrando

                                      /s/  Luciano Ferrari
Date:  _______________, 1995      By: _________________________________
                                           Luciano Ferrari

                                      /s/  Charolette Fini
Date:  _______________, 1995      By: _________________________________
                                           Charolette Fini

                                      /s/  James Firpo
Date:  _______________, 1995      By: _________________________________
                                           James Firpo

                                      /s/  Sergio Folena
Date:  _______________, 1995      By: _________________________________
                                           Sergio Folena

                                      /s/  Alesio Foppiano
Date:  August 17, 1995            By: _________________________________
                                           Alesio Foppiano

                                      /s/  Conti Fortunato
Date:  August 23, 1995            By: _________________________________
                                           Conti Fortunato

                                      /s/  Eva Franceschi
Date:  August 17, 1995            By: _________________________________
                                           Eva Franceschi

                                      /s/  Pete Franceschi
Date:  August 18, 1995            By: _________________________________
                                           Pete Franceschi

                                      /s/  G. Foggi
Date:  August 18, 1995            By: _________________________________
                                           Estate of Anna Marie Franco

                                      /s/  Giacomo Franco
Date:  August 18, 1995            By: _________________________________
                                           Giacomo Franco

                                      /s/  John Franco
Date:  August 20, 1995            By: _________________________________
                                           John Franco

                                      /s/  John Frederick
Date:  _______________, 1995      By: _________________________________
                                           John Frederick

                                      /s/  Angela Gaglione
Date:  November 6, 1995           By: _________________________________
                                           Angela Gaglione

                                       /s/ Luigi Gaglione
Date:  September 6, 1995          By: _________________________________
                                           Luigi Gaglione
                                           Personal Representative of the
                                           Estate of Antonio Gaglione

                                      /s/  Robert C. Garaventa
Date:  August 17, 1995            By: _________________________________
                                           Jack Garaventa Trust

                                      /s/  Edward Germano
Date:  August 21, 1995            By: _________________________________
                                           Edward Germano

                                      /s/  Benedetto Ghigliazza
Date:  August 17, 1995            By: _________________________________
                                           Benedetto Ghigliazza

                                      /s/  Bernardo Ghigliazza
Date:  August 18, 1995            By: _________________________________
                                           Bernardo Ghigliazza

                                      /s/  Nice Ghiglieri
Date:  August 20, 1995            By: _________________________________
                                           Nice Ghiglieri

                                      /s/  Anna Ghirardozzi
Date:  August 21, 1995            By: _________________________________
                                           Anna Ghirardozzi

                                      /s/  Gloria Ghirardozzi
Date:  August 20, 1995            By: _________________________________
                                           Gloria Ghirardozzi

                                      /s/  Lou Giannone
Date:  _______________, 1995      By: _________________________________
                                           Lou Giannone

                                      /s/  Carlo Ginocchio
Date:  August 18, 1995            By: _________________________________
                                           Carlo Ginocchio

                                      /s/  Hugo Giovannini
Date:  _______________, 1995      By: _________________________________
                                           Hugo Giovannini

                                      /s/  Sisto Giuliacci
Date:  _______________, 1995      By: _________________________________
                                           Sisto Giuliacci

                                      /s/  Ubaldo Gobbo
Date:  August 28, 1995            By: _________________________________
                                           Ubaldo Gobbo

                                       /s/ Mario Grelli
Date:  August 31, 1995            By: _________________________________
                                           Mario Grelli

                                       /s/ Piero Grelli
Date:  August 24, 1995            By: _________________________________
                                           Piero Grelli

                                       /s/ Barbara Hamilton
Date:  _______________, 1995      By: _________________________________
                                           Barbara Hamilton

                                       /s/ Orel Jackson, Jr.
Date:  August 27, 1995            By: _________________________________
                                           Orel Jackson, Jr.

                                       /s/ Trevor Roberts
Date:  August 29, 1995            By: _________________________________
                                           Trustee of the Pearlie B. Lee
                                           Revocable Trust

                                       /s/ Harold Lopez
Date:  August 17, 1995            By: _________________________________
                                           Harold Lopez

                                       /s/ Joseph Lucchetti
Date:  August 17, 1995            By: _________________________________
                                           Joseph Lucchetti

                                       /s/ Attilio Malatesta
Date:  August 19, 1995            By: _________________________________
                                           Attilio Malatesta

                                       /s/ Emil Mangini
Date:  August 25, 1995            By: _________________________________
                                           Emil Mangini

                                       /s/ Louis Matteucci
Date:  August 29, 1995            By: _________________________________
                                           Louis Matteucci

                                       /s/ Roger Micheli
Date:  August 21, 1995             By: _________________________________
                                           Roger Micheli

                                       /s/ Luis Morales
Date:  August 29, 1995             By: _________________________________
                                           Luis Morales

                                       /s/ Giacomo Moscone
Date:  August 21, 1995             By: _________________________________
                                           Giacomo Moscone

                                       /s/ P. Moscone
Date:  August 22, 1995             By: _________________________________
                                           Estate of John Moscone

                                       /s/ Angelo Musante
Date:  September 11, 1995          By: _________________________________
                                           Angelo Musante

                                       /s/ L. Nardi, wife of
Date:  August 17, 1995             By: _________________________________
                                           Alvaro Nardi, deceased

                                       /s/ Maria Nardi
Date:  _______________, 1995       By: _________________________________
                                           Estate of Michele Nardi

                                       /s/ Sandy Obertello
Date:  August 19, 1995             By: _________________________________
                                           Sandy Obertello

                                       /s/ Tony Oneto
Date:  August 23, 1995             By: _________________________________
                                           Tony Oneto

                                       /s/ Ivan Oplanic
Date:  September 7, 1995           By: _________________________________
                                           Ivan Oplanic

                                       /s/ Vjekoslava Oplanic
Date:  August 27, 1995             By: _________________________________
                                           Vjekoslava Oplanic

                                       /s/ Vincenzo Pasquinelli
Date:  _______________, 1995       By: _________________________________
                                           Vincenzo Pasquinelli

                                      /s/  Antonio Passetti
Date:  _______________, 1995      By: _________________________________
                                           Antonio Passetti

                                      /s/  Quinto Passetti
Date:  _______________, 1995      By: _________________________________
                                           Quinto Passetti

                                      /s/  Alfredo Perli
Date:  September 25, 1995         By: _________________________________
                                           Alfredo Perli

                                      /s/  Otto Perucci
Date:  August 20, 1995            By: _________________________________
                                           Otto Perucci

                                      /s/  Robert Pessagno
Date:  August 18, 1995            By: _________________________________
                                           Robert Pessagno

                                      /s/  Virgina Pessagno
Date:  _______________, 1995      By: _________________________________
                                           Virgina Pessagno

                                      /s/  Rodovan Pesusic
Date:  August 30, 1995            By: _________________________________
                                           Rodovan Pesusic

                                      /s/  Vanda Peverada
Date:  August 20, 1995            By: _________________________________
                                           Vanda Peverada

                                      /s/  Hugo Pisani
Date:  _______________, 1995      By: _________________________________
                                           Hugo Pisani

                                      /s/  Armando Pucci
Date:  _______________, 1995      By: _________________________________
                                           Armando Pucci

                                      /s/  Grace Puccinelli
Date:  August 22, 1995            By: _________________________________
                                           Grace Puccinelli

                                      /s/  Sergio Puccinelli
Date:  August 17, 1995            By: _________________________________
                                           Sergio Puccinelli

                                      /s/  Flora Ann Raggio
Date:  _______________, 1995      By: _________________________________
                                           Flora Ann Raggio

                                      /s/  Inez Rajewski
Date:  _______________, 1995      By: _________________________________
                                           Inez Rajewski

                                      /s/  Jack Rajewski
Date:  August 17, 1995            By: _________________________________
                                           Jack Rajewski

                                      /s/  Louie Ratto
Date:  August 18, 1995            By: _________________________________
                                           Louie Ratto

                                      /s/  Paul Ratto
Date:  August 21, 1995            By: _________________________________
                                           Paul Ratto

                                      /s/  Peter Ratto
Date:  August 17, 1995            By: _________________________________
                                           Peter Ratto

                                      /s/  Angelo Ricchetti
Date:  August 18, 1995            By: _________________________________
                                           Angelo Ricchetti

                                      /s/  Francesco Rissotto
Date:  August 23, 1995            By: _________________________________
                                           Francesco Rissotto

                                      /s/  William Roberts
Date:  August 29, 1995            By: _________________________________
                                           William Roberts

                                      /s/  Ernest Ronzani
Date:  _______________, 1995      By: _________________________________
                                           Ernest Ronzani

                                      /s/  Filomena Roselli
Date:  August 21, 1995            By: _________________________________
                                           Filomena Roselli

                                      /s/  Mario Rossi
Date:  _______________, 1995      By: _________________________________
                                           Mario Rossi

                                      /s/  Albert Sciamanna
Date:  August 17, 1995            By: _________________________________
                                           Albert Sciamanna

                                       /s/ Luigi Sciamanna
Date:  September 1, 1995          By: _________________________________
                                           Luigi Sciamanna

                                      /s/  Dianne Segarini
Date:  August 19, 1995            By: _________________________________
                                           Dianne Segarini

                                      /s/  Ray Sharp, Sr.
Date:  August 24, 1995            By: _________________________________
                                           Ray Sharp, Sr.

                                      /s/  Dante Steccone
Date:  August 18, 1995            By: _________________________________
                                           Dante Steccone

                                      /s/  Mario Steccone
Date:  August 18, 1995            By: _________________________________
                                           Mario Steccone

                                      /s/  Luis Stella
Date:  August 18, 1995            By: _________________________________
                                           Luis Stella

                                      /s/  Henry E. Christopherson
Date:  August 30, 1995            By: _________________________________
                                           Estate of Billy Terry

                                      /s/  Luis M. Torres
Date:  August 17, 1995            By: _________________________________
                                           Luis M. Torres

                                      /s/  Tom Traverso
Date:  August 21, 1995            By: _________________________________
                                           Tom Traverso

                                      /s/  Linda Tregenza
Date:  August 19, 1995            By: _________________________________
                                           Linda Tregenza

                                      /s/  Judy Vucci
Date:  August 19, 1995            By: _________________________________
                                           Judy Vucci

                                      /s/  Paul Worden
Date:  August 18, 1995            By: _________________________________
                                           Paul Worden

                                      /s/  Tony Zappettini
Date:  August 21, 1995            By: _________________________________
                                           Tony Zappettini

Date:     8/11     ,1995        By:  /s/  Peter Ratto
     -------------                  -----------------------------------------
                                     Peter Ratto, as attorney in fact under
                                     powers of attorney for the principals
                                     listed on Exhibit A

Date:     8/11     ,1995        By:  /s/  Thomas J. Canevari
     -------------                  -----------------------------------------
                                     Thomas J. Canevari, as attorney in fact
                                     under powers of attorney for the
                                     principals listed on Exhibit A

Date:     8/11     ,1995        By:  /s/  Bennie Anselmo, Sr.
     -------------                  -----------------------------------------
                                     Bennie Anselmo, Sr., as attorney in fact
                                     under powers of attorney for the
                                     principals listed on Exhibit A

Date:     8/11     ,1995        By:  /s/  Eugene De Martini
     -------------                  -----------------------------------------
                                     Eugene De Martini, as attorney in fact
                                     under powers of attorney for the
                                     principals listed on Exhibit A